Investment Property	12 Months Ended
Dec. 31, 2017
Investment Property [Abstract]
Investment Property
NOTE 11:-	INVESTMENT PROPERTY

a.	Movement

	December 31
	2017	2016
	NIS in millions
Balance as of January 1	56,550	71,404
Acquisitions and capital expenditures	1,913	4,348
Transfer from (to) investment property under development, net	(25)	775
Dispositions	(1,712)	(1,440)
Transfer to assets held for sale due to discontinued operation	-	(19,754)
Deconsolidation	(23,272)	-
Transfer to fixed assets	(20)	-
Valuation gains, net *)	560	2,189
Foreign exchange differences	(1,147)	(972)
Balance as of December 31	32,847	56,550

Composition:
Investment property	32,428	55,982
Assets classified as held for sale (Note 7)	419	568
	32,847	56,550

*)	In 2017, includes a net revaluation gain of NIS 500 million which was recognized in profit or loss as part of net income from discontinued operations, net. In 2016, includes a net revaluation gain of NIS 1,837 million which was recognized in profit or loss as part of net income from discontinued operations, net.

b.	Investment properties primarily consist of shopping centers and other retail sites, including properties under redevelopment and extension. Investment properties are stated at fair value, which has been determined based on valuations performed by external independent appraisers with recognized professional expertise and vast experience as to the location and category of the property being valued (97.8% as of December 31, 2017 and 98.0% during 2017 - in fair value terms) as well as by the Group companies managements. As of the reporting date fair value has been determined based on market conditions, with reference to recent observable real estate transactions involving properties in similar condition and location, as well as using valuations techniques such as the Direct Income Capitalization Method and the Discounted Cash Flow Method ("DCF"), in accordance with International Valuation Standards (IVS), as set out by the International Valuation Standards Committee (IVSC) or in accordance with the Royal Institution of Charted Surveyors (the "Red Book"), in addition to the local rules of valuation in the territories in which the Group operates.

The valuations of properties that were appraised by income method or discounted cash flows are based on the estimated future cash flows generated by the properties from current lease contracts, taking into account the inherent risk of the cash flow as well as by using estimations for potential rent contracts and renewal for rent contracts. In determining the property's fair values the appraisers used discount rates based on the nature and designation of the property, its location and the quality of the occupying tenants.

The investment properties are measured at level 3 according to the fair value hierarchy. In 2017, there were no transfers of investment property from level 3 and to level 3.

c.	Following are the average capitalization rates (Cap Rates) and the average monthly market rent per square meter implied in the valuations of the Group's properties in its principal areas of operations:

	Northern Europe	Central and Eastern Europe *)	Israel	Brazil
Average cap rates	%
December 31, 2017	5.4	7.0	6.9	7.9
December 31, 2016	5.5	7.0	7.0	8.5

Monthly average market rent per square meters	EUR	EUR	NIS	BRL
December 31, 2017	26	13.0	136	92
December 31, 2016	26	13.0	133	66

*)	Market rent, as customary in these markets, excludes management fees.

The valuation of the Group's investment properties in Canada is mainly through the Income Method, therefore the impact of the change in monthly average market rent per square meter is minor and not disclosed above. For sensitivity analysis of net operating income, refer to the table below.

Following is the sensitivity analysis of the fair value of investment properties (effect on pre-tax income (loss)) for the main parameters that were used in the investment properties valuations in its principal areas of operations:

	Northern Europe	Central and Eastern Europe	Israel	Brazil
December 31, 2017	NIS in millions
Increase of 25 basis points in capitalization rate	(752)	(363)	(88)	(34)
Decrease of 25 basis point in capitalization rate	825	392	95	28
Increase of 5% in net operating rental income (NOI)	849	506	127	123
Increase of 5% in average market rent	1,133	564	144	94

d.	Investment properties under leasehold

As of December 31, 2017 the Group has 6 properties with aggregate fair value of NIS 1.8 billion held under an operating ground lease (2016 - 11 properties valued at NIS 2.2 billion) and 21 properties with aggregate fair value of NIS 5.6 billion held under a finance ground lease (2016 - 21 properties valued at NIS 5.2 billion).

As for liabilities relating to lease agreements of investment property, refer to Note 22.

e.	As for charges, refer to Note 28.